UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C.  20549
                                    ________

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 OR 15(d) of the
                        Securities Exchange Act of 1934


Date of Report (Date of Earliest Event Reported)              February 22, 2011
_______________________________________________________________________________

                               UNISYS CORPORATION
_______________________________________________________________________________
            (Exact Name of Registrant as Specified in its Charter)


   Delaware                           1-8729                    38-0387840
_______________________________________________________________________________
(State or Other              (Commission File Number)         (IRS Employer
Jurisdiction of                                             Identification No.)
Incorporation)


                         801 Lakeview Drive, Suite 100
                         Blue Bell, Pennsylvania  19422
_______________________________________________________________________________
              (Address of Principal Executive Offices)  (Zip Code)

                                 (215) 986-4011
_______________________________________________________________________________
              (Registrant's telephone number, including area code)

                                      N/A
_______________________________________________________________________________
         (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

\ \ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

\ \ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

\ \ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b)

\ \ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

        On February 22, 2011, Unisys Corporation (the "Company") issued a press release announcing that it intends to issue 2,250,000 shares of Mandatory Convertible Preferred Stock (2,587,500 shares if the underwriters exercise their option to purchase additional shares in full) in a registered public offering. The Company intends to use the net proceeds from the offering to redeem (the "Redemption") a portion of the Company's outstanding 12 3/4% Senior Secured Notes due 2014 and 14 1/4% Senior Secured Notes due 2015 (the "Notes"). A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

        As disclosed in a separate press release also issued on February 22, 2011, the Company announced that it is commencing a cash tender offer to purchase a portion of the Notes. The maximum aggregate consideration for the Notes purchased in the tender offer, excluding accrued and unpaid interest, will not exceed $220 million. Holders of Notes will not be able to tender in the tender offer any Notes selected by The Depositary Trust Company to be redeemed in the Redemption. The tender offer is being made pursuant to an offer to purchase dated February 22, 2011 and a related letter of transmittal, which together more fully set forth the terms and conditions of the tender offer. A copy of the press release is attached hereto as Exhibit 99.2 and is incorporated herein by reference.

        This Current Report on Form 8-K is not an offer to sell or a solicitation of an offer to buy the Mandatory Convertible Preferred Stock or any other security nor is it an offer to purchase or a solicitation of an offer to sell any of the Notes or any other security.

ITEM 9.01.  FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

Exhibit 99.1 Press Release issued February 22, 2011 announcing an offering of Mandatory Convertible Preferred Stock.

Exhibit 99.2 Press Release issued February 22, 2011 announcing a cash tender offer.

                                   SIGNATURE
                                   ---------


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                     UNISYS CORPORATION
                                                     (Registrant)

Date: February 22, 2011                           By: /s/ Janet B. Haugen
                                                      -------------------
                                                      Janet B. Haugen
                                                      Senior Vice President and
                                                      Chief Financial Officer

                              EXHIBIT INDEX
                              -------------


Exhibit
No.
------

99.1 Press Release issued February 22, 2011 announcing an offering of Mandatory Convertible Preferred Stock.

99.2   Press Release issued February 22, 2011 announcing a cash tender offer.